UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

Dover Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2025, Dover Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders:

(1) elected nine directors,

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025,

(3) approved, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”) as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting, and

(4) rejected a shareholder proposal requesting an independent board chair.

The voting results for each such proposal are reported below.

1. To elect nine directors:

	For	Against	Abstained	Broker Non-Votes
Deborah L. DeHaas	111,096,954	1,508,271	274,578	9,737,936
H. John Gilbertson, Jr.	110,845,682	1,828,217	205,904	9,737,936
Kristiane C. Graham	104,791,876	7,722,161	365,766	9,737,936
Marc A. Howze	112,295,676	365,973	218,154	9,737,936
Michael Manley	112,243,235	432,240	204,328	9,737,936
Danita K. Ostling	112,024,913	660,556	194,334	9,737,936
Eric A. Spiegel	112,117,457	556,306	206,040	9,737,936
Richard J. Tobin	107,302,467	5,363,470	213,866	9,737,936
Keith E. Wandell	109,176,672	3,521,007	182,124	9,737,936

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstained	Broker Non-Votes
116,334,950	6,039,075	243,714	—

3. To approve, on an advisory basis, the compensation of the Company’s NEOs:

For	Against	Abstained	Broker Non-Votes
103,383,344	9,130,415	366,044	9,737,936

4. To consider a shareholder proposal requesting an independent board chair:

For	Against	Abstained	Broker Non-Votes
41,224,051	71,347,851	307,901	9,737,936

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary